                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

Item 1. Report to Shareholders.
ANNUAL REPORT D E C E M B E R 3 1, 2 0 0 6

                       Worldwide Insurance Trust

                               WORLDWIDE REAL ESTATE FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2006, and are subject to change.

Worldwide Real Estate Fund

Dear Shareholder:

The Initial Class shares of Van Eck Worldwide Real Estate Fund gained 30.92% for the twelve months ended December 31, 2006. The Fund handily outpaced the broader stock market’s annual total return of 15.78%, as measured by the S&P 500 Index1, but underperformed the 40.33% total return posted by the Fund’s benchmark index, the S&P/Citigroup World Property Index.2

This annual period now marks seven consecutive calendar years in which real estate investments outperformed the general stock market. Real estate investments once again demonstrated that they can provide attractive diversification benefits to an investment portfolio, especially given their low correlation to more traditional equities. As was the case in 2005, global real estate investments outperformed domestic real estate companies in 2006, as indicated by the 35.83% gain of the Morgan Stanley Capital International (MSCI) US REIT Index.3 Indeed, global demand for real estate property companies and REITs* has grown substantially in recent years, given that they are one of the few ways to invest directly in commercial real estate. In addition to providing opportunities for growth, they offer attractive income potential and are generally more liquid than direct investments in property.

Van Eck Worldwide Real Estate Fund takes a global approach to real estate investing. At the end of December 2006, 54.0% of the Fund’s assets were invested outside of the U.S. As the Fund has international exposure, we are able to seek out the world’s most compelling real estate investments, which continue to expand. More than a dozen countries currently offer REITs or REIT-like structures, and we expect this number to rise. During the annual period, the U.K. government announced that the U.K. would have a REIT structure in play for the first time at the start of 2007. At the end of December, there were nine confirmed U.K. REITs set to go on January 1. Germany and Italy also introduced legislation during 2006 to establish REIT structures by the middle of 2007. India, through its Associated Chambers of Commerce and Industry of India (ASSOCHAM), has plans to introduce REITs over the near term as well.

Market and Economic Review

With the broader stock market’s robust but still lagging performance during 2006, investors continued to embrace real estate investments during the year. European real estate stocks led for the period, with all major countries in the region well ahead. Within Europe, France was the best performer, with the U.K., the Netherlands and Sweden also performing impressively. European real estate stocks were followed at some distance by a close race between Asian and North American real estate stocks. Within Asia, performance of the countries was positive across the board. Singapore advanced most, with Hong Kong, Australia, New Zealand and Japan all producing solid double-digit positive returns as well. In North America, U.S. stocks significantly outpaced Canadian companies. Lured by strong relative performance and attractive dividend yields, net flows into the sector were positive for the annual period. Throughout much of 2006, investors bid up higher quality REITs.

Real estate companies in general and REITs in particular benefited most during the twelve-month period from strong demand, healthy growth, yield and income fundamentals, and brisk merger and acquisition activity within the sector. Indeed, corporate action was particularly robust in both Europe and North America. For example, the National Association of Realtors estimated that U.S. commercial real estate investment hit new highs in 2006, with office building transactions accounting for half of the total.

That said, 2006 was not without volatility, especially during the second quarter of the year. During those months, concerns of global liquidity potentially drying up kept returns in negative territory. The U.S. Federal Reserve Board (the Fed) raised short-term interest rates four times during the first half of the year, increasing the federal funds rate from 4.25% to 5.25%, before pausing in August through the remainder of the year. The European Central Bank also raised its interest rates five times during the year, for a total of 125 basis points (+1.25%) . In the spring, the Bank of Japan took the first step to move away from its zero interest rate policy, removing quantitative easing, and then raised its

____________
*A real estate investment trust (REIT) is a company, usually traded publicly, that manages a portfolio of real estate and/or mortgages and is required to distribute substantially all of its income to its shareholders.

Worldwide Real Estate Fund

interest rates for the first, and to date only, time in five years in July 2006 by 25 basis points. Given that interest rates and REIT stock prices have historically moved inversely, the ongoing tightening campaign by central banks was reason for concern. But it is a complex balance, as higher interest rates are also a sign that the economy is growing, and this usually translates into higher occupancy rates for commercial property owners. As concerns regarding global liquidity eased during the second half of the year, real estate companies in general resumed their rally.

Among the asset class’ sub-sectors, office and healthcare REITs posted the strongest gains for the twelve-month period; hotels and manufactured housing REITs lagged on a relative basis though still produced solid double-digit positive returns on an absolute basis.

Fund Review

The Fund clearly posted impressive absolute gains. On a relative basis, the Fund had mixed results from its regional allocation and individual stock selection. In terms of its regional weightings, the Fund concentrated most of its investment in the U.S. for 2006 (42.0% of Fund net assets as of December 31, 2006), followed by Japan (15.7%) and Australia (8.4%) . The North American real estate market in general and the U.S. real estate market especially benefited from strong industry consolidation, though at lower premiums compared to past years, indicating, in our view, less undervaluation. The Fund’s overweighted position in Japanese real estate stocks detracted from relative performance during the period. While fundamental conditions continued to improve, several of the Fund’s individual Japanese real estate holdings were less than attractively valued. Also hurting the Fund’s relative performance somewhat was an underweighted allocation to the strongly-performing U.K. real estate market (3.5% of Fund net assets as of December 31). A significantly underweighted exposure to Hong Kong real estate equities (6.6% of Fund net assets as of December 31), which also performed well, further detracted from the Fund’s relative results. We increased the Fund’s exposure to Hong Kong real estate over the course of the year.

During the annual period, the Fund shifted from a slightly overweighted position in Spanish real estate equities to eliminating its exposure completely as of December 31, as valuations in this country’s real estate sector grew to appear less attractive than available elsewhere. As Spain benefited from industry consolidation during the first half of the year, we were able to take profits in several of the Fund’s Spanish real estate positions. During the second half of the year, based primarily on more attractive valuations, we established modest Fund allocations to real estate equities in India, Indonesia, the Philippines, Thailand and the Ukraine (0.8%, 2.4%, 2.6%, 0.6% and 0.7% of Fund net assets as of December 31, respectively).

On an individual stock basis, one of the top contributors to the Fund’s performance for the period was Canadian multi-family residential rental property company Mainstreet Equity (1.6% of Fund net assets as of December 31), which soared 189.6%, as exposure to the strengthening Alberta market drove share prices. Two other strong performers for the Fund during the annual period were German real estate management and services company IVG Immobilien (2.2% of Fund net assets as of December 31; +107.8% for 2006), and French land and real estate company Unibail (1.0% of Fund net assets as of December 31; +83.6% for 2006). These companies’ shares rose amidst continued strength in the real estate markets of Germany and France, including great optimism regarding final legislation establishing a REIT structure in Germany expected during the second quarter of 2007 and legislation approved in December 2006 that addressed shareholder fairness in France’s REITs.

Of course, there were disappointments as well. Detracting from the Fund’s relative results was Canadian apartment building and manufactured homes community developer Killam Properties (2.0% of Fund net assets as of December 31; –12.4% for 2006), as it looked for more acquisitions to fuel its growth. U.S. mortgage finance company New Century Financial (2.2% of Fund net assets as of December 31; –12.4% for 2006) also detracted, as housing-related stocks in general remained under pressure on concerns over sub-prime mortgages and the widespread housing slowdown. U.S. retail-focused Mills Corp. (3.1% of Fund net

Worldwide Real Estate Fund

assets as of December 31; –52.3% for 2006) saw its share price decline on accounting issues, liquidity concerns and reduced expectations of a sale or takeover. We had added Mills Corp. to the Fund’s portfolio during the first half of the year, as it appeared inexpensive relative to its asset value, and the Fund continues to hold a position in the company.

In addition to Mills Corp., we also established a Fund position in U.S. mortgage-backed securities REIT Annaly Mortgage Management (3.1% of Fund net assets as of December 31) during the annual period. While Annaly Mortgage Management was pressured during the period by the slowdown in the housing sector, we believe the company continues to be well run and should not be subject to the same pressures as the sub-prime lenders over the months ahead.

Within its allocation to U.S. real estate companies, the Fund had significant exposure to the hotel sub-sector at the end of December 2006, an allocation which detracted during the annual period. The Fund had a more modest allocation to the apartment sub-sector and rather neutral weightings to the remaining sub-sectors. That said, it is important to remember that as a diversified portfolio of global real estate securities, Van Eck Worldwide Real Estate Fund is positioned to move into what it believes are the most attractive markets as they emerge, while attempting to diversify against adverse conditions in any single real estate market. Though the Fund remains concentrated in North American real estate companies, we continue to seek favorable real estate market trends worldwide, ranging from short-term cyclical opportunities to broader long-term trends.

* * *

Our view for real estate in 2007 remains positive with demand on a global basis expected to continue to be strong. At the same time, we believe returns may moderate somewhat following an extended run of outstanding performance. The major concern ahead may be for the strength of the underlying occupier fundamentals, whether it be in the office, residential or mall sub-sectors, should the global economy indeed slow. That said, parts of Europe, including London, are showing signs of recovery, especially in the office sub-sector. The residential market in Singapore is expected to remain healthy. In the U.S., we favor those companies that are exposed to the best markets in the country, including New York City, and/or that possess long-term leases with creditworthy tenants.

Overall, we believe REITs continue to be one of the most effective ways to invest directly in real estate. In addition to providing opportunities for growth, REITs offer attractive income potential and are generally more liquid than direct investments in real property. For these reasons and more, REITs are anticipated to remain robust across a wide spectrum of investors.

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. In addition, the Fund is subject to all the risks associated with companies in the real estate industry such as declines in property values, adverse economic conditions, overbuilding and competition. The Fund is also subject to the risks associated with investment in junk bonds. The Fund may engage in active and frequent trading to achieve its investment objectives. As a result, the Fund may suffer increased transaction costs that may affect performance.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the nondiversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund’s value. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

Worldwide Real Estate Fund

We appreciate your continued investment in Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.

Samuel R. Halpert
Portfolio Manager

January 12, 2007

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The S&P (Standard & Poor’s) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

2 The S&P/Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

3 The MSCI (Morgan Stanley Capital International) US REIT Index is calculated with dividends reinvested on a daily basis. The Index is a total return index of the most actively traded REITs in the U.S., and is designed to be a measure of real estate equity performance.

Worldwide Real Estate Fund

Geographical Weightings*
as of December 31, 2006 (unaudited)

Sector Breakdown**
as of December 31, 2006 (unaudited)
Diversified	43.5%
Apartments	10.9%
Office	10.4%
Hotels and Motels	9.4%
Regional Malls	4.9%
Industrial	2.5%
Storage	1.8%
Forest Products	1.7%
Land	1.1%
Other	9.9%
Repurchase Agreement	3.9%

____________
*	Percentage of net assets.
**	Percentage of investments.
Portfolio is subject to change.

Worldwide Real Estate Fund
Top Ten Equity Holdings as of December 31, 2006* (unaudited)

Multiplex Group
(Australia, 5.4%)

Multiplex is an integrated property group with operations in construction, property development, facilities management and investment management in Australia and New Zealand. The group also holds a portfolio of investment properties encompassing retail and commercial properties.

Mitsubishi Estate Co. Ltd.
(Japan, 4.8%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities including golf and tennis clubs.

Sumitomo Realty & Development Co. Ltd.
(Japan, 4.4%)

Sumitomo Realty & Development develops, manages and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

Mitsui Fudosan Co. Ltd.
(Japan, 4.3%)

Mitsui Fudosan provides overall real estate services, such as leasing, subdivision, construction, sales and maintenance of office buildings and residential housing. The company also manufactures building materials, operates commercial facilities, including hotels and golf courses, and provides financial services.

Lodgian, Inc.
(U.S., 3.9%)

Lodgian owns and operates full- and mid-priced hotels in the United States and Canada. The company operates hotels under franchises such as Holiday Inn, Marriott, Hilton and Crowne Plaza.

Denny’s Corp.
(U.S., 3.6%)

Denny’s is a full-service family restaurant chain, operating directly and through franchisees. The company’s restaurants operate under the Denny’s name in the United States, Canada, Costa Rica, Guam, Mexico, New Zealand and Puerto Rico.

Boston Properties, Inc.
(U.S., 3.5%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Massachusetts, Washington, D.C., California, Maryland, New Jersey and Virginia markets.

Post Properties, Inc.
(U.S., 3.1%)

Post Properties develops and operates upscale multi-family apartment communities in the Southeastern and Southwestern United States. The company operates as a self-administered and self-managed real estate investment trust, whose primary business consists of developing and managing Post brand-name apartment communities for its own account.

Annaly Capital Management, Inc.
(formerly Annaly Mortgage Management, Inc.)
(U.S., 3.1%)

Annaly Capital Management is a real estate investment trust that owns and manages a portfolio of mortgage backed securities, including mortgage pass-through certificates, collateralized mortgage obligations and other securities.

Mills Corp.
(U.S., 3.1%)

The Mills Corporation owns, develops, leases, manages and markets a portfolio of properties consisting of super-regional retail and entertainment-oriented centers under the Mills and Block names. Mills also owns community shopping centers.

____________
*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Worldwide Real Estate Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	July 1, 2006-
		July 1, 2006	December 31, 2006	December 31, 2006
Initial Class	Actual	$1,000.00	$1,164.50	$6.16
	Hypothetical**	$1,000.00	$1,019.51	$5.75
Class R1	Actual	$1,000.00	$1,164.10	$6.05
	Hypothetical**	$1,000.00	$1,019.61	$5.65

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2006) of 1.13% on Initial Class Shares and 1.11% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half-year period).

**	Assumes annual return of 5% before expenses.

Worldwide Real Estate Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Worldwide Real Estate Fund made at its inception (Initial Class and Class R1) with a similar investment in the S&P/Citigroup World Property Index and the Standard & Poor’s 500 Index.

Van Eck Worldwide Real Estate Fund (Initial Class) vs. S&P/Citigroup World Property Index and Standard & Poor’s 500 Index				Van Eck Worldwide Real Estate Fund (Class R1) vs. S&P/Citigroup World Property Index and Standard & Poor’s 500 Index

			Since			Since
Average Annual Total Return 12/31/06	1Year	5 Year	Inception	Average Annual Total Return 12/31/06	1 Year	Inception
Van Eck Worldwide Real Estate Fund				Van Eck Worldwide Real Estate Fund
(Initial Class)[1]	30.92%	22.62%	14.40%	(Class R1)[1]	30.81%	31.29%
S&P/Citigroup World Property Index	40.33%	26.15%	11.70%	S&P/Citigroup World Property Index	40.33%	33.88%
Standard & Poor’s 500 Index	15.78%	6.19%	6.75%	Standard & Poor’s 500 Index	15.78%	11.77%

1Inception date for the Van Eck Worldwide Real Estate Fund was 6/23/97 (Initial Class) and 5/1/04 (Class R1); index returns are calculated as of nearest month end (6/30/97 and 4/30/04, respectively) .

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1-800-826-2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or i n the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P/Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the index.

The Standard & Poor’s (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation) . It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

Worldwide Real Estate Fund
Schedule of Investments
December 31, 2006
Number
of Shares		Value
COMMON STOCKS: 96.1%

AUSTRALIA: 8.4%
61,324	Lend Lease Corp. Ltd. #	$890,503
500,000	Multiplex Group * #	1,571,112
		2,461,615

CANADA: 8.5%
22,250	Brookfield Properties Corp. (USD)	875,093
13,200	Killam Properties, Inc. †	28,638
270,000	Killam Properties, Inc. † R	585,774
36,800	Mainstreet Equity Corp. †	456,943
29,400	Timberwest Forest Corp.
	(Stapled Units)	379,932
10,000	Timberwest Forest Corp.
	(Stapled Units) R	129,229
		2,455,609

FRANCE: 1.0%
1,250	Unibail #	304,853

GERMANY: 2.2%
15,000	IVG Immobilien AG #	650,941

HONG KONG: 6.6%
30,000	Cheung Kong Holdings Ltd. #	368,529
200,000	Hang Lung Properties Ltd. #	501,742
20,000	Sun Hung Kai Properties Ltd. #	229,082
1,000,000	Tian An China Investment † #	812,785
		1,912,138

INDIA: 0.8%
28,000	Hirco PLC (GBP) †	235,743

INDONESIA: 2.4%
40,000,000	Kawasan Industri Jababeka
	Tbk PT #	690,390

ITALY: 1.1%
200,000	Beni Stabili S.p.A. #	319,083

JAPAN: 15.7%
12,000	Goldcrest Co. Ltd. #	617,297
54,000	Mitsubishi Estate Co. Ltd. #	1,395,326
52,000	Mitsui Fudosan Co. Ltd. #	1,266,939
40,000	Sumitomo Realty & Development
	Co. Ltd. * #	1,282,373
		4,561,935

Number
of Shares		Value
PHILIPPINES: 2.6%
14,000,000	Megaworld Corp #	$687,676
5,600,000	Megaworld Corp Rights
	(P1.83, expiring 1/9/07) †	67,360
		755,036

THAILAND: 0.6%
305,600	Ticon Industrial Connection PCL #	159,275

UKRAINE: 0.7%
15,000	XXI Century Investments
	Public Ltd † #	209,902

UNITED KINGDOM: 3.5%
16,160	British Land Co. PLC #	540,638
10,562	Land Securities Group PLC † #	479,022
		1,019,660

UNITED STATES: 42.0%
65,000	Annaly Capital Management, Inc. *	904,150
10,000	Apartment Investment &
	Management Co. (Class A)	560,200
9,000	Boston Properties, Inc.	1,006,920
225,000	Denny’s Corp. † *	1,059,750
30,000	Equity Inns, Inc. *	478,800
10,000	General Growth Properties, Inc.	522,300
20,300	Hilton Hotels Corp.	708,470
3,061	Host Hotels & Resorts, Inc. *	75,148
10,000	Liberty Property Trust *	491,400
84,400	Lodgian, Inc. † *	1,147,840
11,500	Mesabi Trust *	318,665
45,000	Mills Corp. *	900,000
20,000	MVC Capital, Inc.	267,200
20,500	New Century Financial Corp. *	647,595
20,000	Post Properties, Inc. *	914,000
12,000	Prologis	729,240
5,500	Public Storage, Inc.	536,250
5,000	SL Green Realty Corp.	663,900
5,000	Starwood Hotels & Resorts
	Worldwide, Inc.
	(Paired Certificate)	312,500
		12,244,328
Total Common Stocks
(Cost: $15,871,156)		27,980,508

See Notes to Financial Statements

Worldwide Real Estate Fund
Schedule of Investments
December 31, 2006 (continued)
	Principal
	Amount	Value
REPURCHASE AGREEMENT: 3.9%
State Street Bank & Trust Co.
4.30% (dated 12/29/06, due 1/2/07,
repurchase price $1,144,547,
collateralized by $1,180,000 Federal
Home Loan Bank, 4.375%, due
9/17/10 with a value of $1,171,617)
(Cost: $1,144,000)	$1,144,000	$1,144,000
Total Investments Before Collateral
for Securities Loaned
(Cost: $17,015,156)		29,124,508
	Number
	of Shares
SHORT TERM INVESTMENT HELD
AS COLLATERAL FOR
SECURITIES LOANED: 24.0%
State Street Navigator Securities
Lending Prime Portfolio
(Cost: $6,995,201)	6,995,201	6,995,201

Total Investments: 123.9%
(Cost: $24,010,357)		36,119,709

Other assets less liabilities: (23.9)%		(6,970,680)

NET ASSETS: 100.0%		$29,149,029

Summary of
Investments by
Sector Excluding
Collateral for	% of
Securities Loaned (unaudited)	Investments	Value
Apartments	10.9%	$3,162,852
Diversified	43.5	12,663,274
Forest Products	1.7	509,161
Hotels and Motels	9.4	2,722,758
Industrial	2.5	729,240
Land	1.1	318,665
Office	10.4	3,037,313
Other	9.9	2,878,695
Regional Malls	4.9	1,422,300
Storage	1.8	536,250
Total Common Stocks	96.1	27,980,508
Repurchase Agreement	3.9	1,144,000
Total Investments	100.0%	$29,124,508

____________
Glossary:
GBP - British Pound

* -	Security fully or partially on loan. Total market value of securities loaned is $6,734,595
† -	Non-income producing
# -	Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $12,977,468, which represented 44.5% of net assets.
R -	All or a portion of the security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities are considered liquid and the market value amounted to $715,003 or 2.5% of net assets.

Restricted securities held by the Fund are as follows:

	Acquisition	Acquisition		% of
Security	Date	Cost	Value	Net Assets
Killam
Properties	11/11/2003	$337,932	$585,774	2.0%
Timberwest
Forest	1/24/2002	69,361	129,229	0.5
			$715,003	2.5%

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value (Cost: $17,015,156)	$29,124,508
Short term investment held as collateral for securities loaned (Cost: $6,995,201)	6,995,201
Receivables:
Shares of beneficial interest sold	61,081
Dividends and interest	183,057
Prepaid expenses	2,917
Total assets	36,366,764

Liabilities:
Payables:
Shares of beneficial interest redeemed	151,881
Collateral for securities loaned	6,995,201
Due to Custodian	2,428
Due to Adviser	19,220
Accrued expenses	49,005
Total liabilities	7,217,735
NET ASSETS	$29,149,029

Initial Class Shares:
Net Assets	$22,099,131
Shares of beneficial interest outstanding	1,173,810
Net asset value, redemption and offering price per share	$18.83

Class R1 Shares:
Net Assets	$7,049,898
Shares of beneficial interest outstanding	376,320
Net asset value, redemption and offering price per share	$18.73
Net Assets consist of:
Aggregate paid in capital	$13,574,036
Unrealized appreciation of investments and foreign currency transactions	12,109,388
Undistributed net investment income	418,096
Undistributed net realized gain	3,047,509
$29,149,029

See Notes to Financial Statements

Worldwide Real Estate Fund

Statement of Operations
Year Ended December 31, 2006

Income:
Dividends (net of foreign taxes withheld of $40,971)		$725,657
Interest		62,314
Security lending income		828
Total income		788,799

Expenses:
Management fees	$245,577
Reports to shareholders	39,623
Transfer agent fees — Initial Class Shares	12,123
Transfer agent fees — Class R1 Shares	12,002
Insurance	13,539
Professional fees	10,729
Custodian fees	10,015
Trustees’ fees and expenses	4,656
Other	6,234
Total expenses	354,498
Expenses assumed by the Adviser	(84,526)
Net expenses		269,972
Net investment income		518,827

Realized and Unrealized Gain on Investments:
Net realized gain on investments sold		2,956,612
Net realized loss from foreign currency transactions		(2,876)
Net change in unrealized appreciation (depreciation) of investments		3,255,056
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		7
Net realized and unrealized gain on investments		6,208,799
Net Increase in Net Assets Resulting from Operations		$6,727,626

See Notes to Financial Statements

Worldwide Real Estate Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$518,827	$579,756
Net realized gain on investments and foreign currency transactions	2,953,736	6,232,295
Net change in unrealized appreciation (depreciation) of investments and
foreign denominated assets and liabilities	3,255,063	(2,042,493)
Net increase in net assets resulting from operations	6,727,626	4,859,558

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(266,382)	(600,182)
Class R1 Shares	(89,065)	(65,302)
	(355,447)	(665,484)
Distributions from net realized capital gains
Initial Class Shares	(4,961,274)	(284,297)
Class R1 Shares	(1,658,797)	(30,932)
	(6,620,071)	(315,229)
Total dividends and distributions	(6,975,518)	(980,713)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	9,109,665	5,811,403
Class R1 Shares	1,551,608	2,425,449
	10,661,273	8,236,852
Reinvestment of dividends and distributions
Initial Class Shares	5,227,656	884,479
Class R1 Shares	1,747,862	96,234
	6,975,518	980,713
Cost of shares redeemed
Initial Class Shares	(8,565,745)	(21,476,519)
Class R1 Shares	(1,364,011)	(1,022,297)
Reimbursement of transaction costs	—	13,585
Redemption fees	165	1,473
	(9,929,591)	(22,483,758)
Net increase (decrease) in net assets resulting from share transactions	7,707,200	(13,266,193)
Total increase (decrease) in net assets	7,459,308	(9,387,348)
Net Assets:
Beginning of year	21,689,721	31,077,069
End of year (including undistributed net investment income of $418,096 and $422,847, respectively)	$29,149,029	$21,689,721

* Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	546,279	335,085
Reinvestment of dividends and distributions	339,458	53,122
Shares redeemed	(504,855)	(1,181,477)
Net increase (decrease)	380,883	(793,270)

Class R1 Shares:
Shares sold	93,089	136,011
Reinvestment of dividends and distributions	114,090	5,801
Shares redeemed	(82,348)	(54,967)
Net increase (decrease)	124,831	86,845

See Notes to Financial Statements

Worldwide Real Estate Fund

Financial Highlights
For a share outstanding throughout each period:

						Class R1 Shares
								For the
								Period
								May 1, 2004*
	Initial Class Shares					Year Ended		through
	Year Ended December 31,					December 31,		December 31,
	2006	2005	2004	2003	2002	2006	2005	2004
Net Asset Value,
Beginning of Period	$20.78	$17.75	$13.24	$10.07	$10.87	$20.72	$17.70	$13.55
Income (Loss) From Investment
Operations:
Net Investment Income	0.32	0.73	0.49	0.33	0.38	0.32	0.41	0.18
Net Realized and Unrealized
Gain (Loss) on Investments	4.58	2.86	4.24	3.06	(0.85)	4.54	3.17	3.97
Total from Investment Operations	4.90	3.59	4.73	3.39	(0.47)	4.86	3.58	4.15
Less:
Dividends from Net
Investment Income	(0.35)	(0.38)	(0.22)	(0.22)	(0.33)	(0.35)	(0.38)	—
Distributions from Net
Realized Capital Gains	(6.50)	(0.18)	—	—	—	(6.50)	(0.18)	—
Total Dividends and Distributions	(6.85)	(0.56)	(0.22)	(0.22)	(0.33)	(6.85)	(0.56)	—
Redemption fees	— (c)	— (c)	— (c)	—	—	— (c)	— (c)	—
Net Asset Value, End of Period	$18.83	$20.78	$17.75	$13.24	$10.07	$18.73	$20.72	$17.70
Total Return (a)	30.92%	21.01%	36.21%	34.50%	(4.48)%	30.81%	21.01%	30.63	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$22,099	$16,479	$28,163	$19,344	$15,309	$7,050	$5,210	$2,915
Ratio of Gross Expenses to
Average Net Assets	1.36%	1.36%	1.45%	1.49%	1.48%	1.47%	1.62%	2.46	%(d)
Ratio of Net Expenses to
Average Net Assets (b)	1.10%	1.10%	1.20%	1.49%	1.48%	1.10%	1.10%	1.10	%(d)
Ratio of Net Investment Income
to Average Net Assets	2.11%	1.99%	3.52%	2.68%	3.04%	2.11%	2.23%	4.01	%(d)
Portfolio Turnover Rate	26%	22%	29%	19%	139%	26%	22%	29%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratios would be 1.10%, 1.10%, 1.20%, 1.49% and 1.46% for the Initial Class Shares for the years ending December 31, 2006, 2005, 2004, 2003 and 2002, respectively, and 1.10%, 1.10% and 1.10% for the Class R1 Shares for the periods ending December 31, 2006, 2005, and 2004, respectively.

(c)	Amount represents less than $0.01 per share
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Real Estate Fund

Notes To Financial Statements
December 31, 2006

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Real Estate Fund (the “Fund”) is a non-diversified series of the Trust and seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

Note 2—Significant Accounting Policies—The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and distributions to shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Schedule of Investments.”

Note 3—Management Agreement—Van Eck Associates Corp. (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of the average daily net assets except for interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 2005 through April 30, 2007. For the year ended December 31, 2006, the Adviser assumed expenses in the amount of $84,526. During the year ended December 31, 2006, the Adviser

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

reimbursed the Fund $2,256 for legal expenses previously charged to the Fund. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the year ended December 31, 2006, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $6,791,578 and $6,076,604, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2006 was $23,959,739 and net unrealized appreciation aggregated $12,159,970, of which $12,549,489 related to appreciated securities and $389,519 related to depreciated securities.

At December 31, 2006, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$323,581
Undistributed long term capital gains	3,095,396
Accumulated capital and other losses	(1,859)
Unrealized appreciation	12,160,006
Total	$15,577,124

In accordance with U.S. Treasury regulations, the Fund elected to defer $1,859 of realized foreign currency losses arising after October 31, 2006. Such losses are treated for tax purposes as arising on January 1, 2007.

The tax character of dividends and distributions paid to shareholders was as follows:

	During the Year Ended December 31,
	2006	2005
Ordinary income	$870,794	$796,829
Long term capital gains	6,104,724	183,884
Total	$6,975,518	$980,713

During 2006, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $168,131, and increased undistributed realized gain by $168,131. Net assets were not affected by this reclassification. This difference was primarily due to foreign currency transactions and investments in Real Estate Investment Trusts.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2006, the aggregate shareholder accounts of five insurance companies own approximately 42%, 28%, 10%, 10% and 6% of the Initial Class shares and one of whom owns approximately 99% of the Class R1 shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Forward Foreign Currency Contracts—The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized gains and losses from forward foreign currency contracts are included in realized gains and losses from foreign currency transactions on the Statement of Operations. At December 31, 2006, the Fund had no forward foreign currency contracts outstanding.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. At December 31, 2006, the net value of the asset and corresponding liability of the Fund’s portion of the Plan was $680.

Note 10—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2006, there were no borrowings by the Fund under the Facility.

Note 11—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Worldwide Real Estate Fund

Notes To Financial Statements (continued)

Note 12—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments, requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At December 31, 2006, the market value of securities loaned was $6,734,595, and the related collateral for securities on loan was $6,995,201.

Note 13—New Accounting Policies—In July, 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) notified the industry that the implementation of the Interpretation must be incorporated no later than the last day on which a net asset value is calculated preceding the Fund’s 2007 semi-annual report. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 14—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 15—Reimbursement of Transaction Costs—In connection with a full redemption of its shares in the Fund by an insurance company, the Fund was reimbursed for the transaction costs of $13,585 incurred in selling securities to meet the redemption.

Note 16—Subsequent Event—A dividend of $0.205 per share from net investment income and a distribution of $1.975 per share from net realized capital gains ($0.005 per share short-term and $1.97 per share long-term) were paid on January 31, 2007, to shareholders of record of the Initial Class Shares and the Class R1 Shares as of January 30, 2007 with a reinvestment date of January 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2007

Worldwide Real Estate Fund

Board of Trustees/Officers (unaudited)

Position(s),
	Term of		Number of
	Office[2]		Portfolios
	and Length		in Fund	Other
Trustee’s	of Time	Principal	Complex[3]	Directorships
Name, Address[1]	with the	Occupation(s) During	Overseen	Held Outside
and Age	Trust	Past 5 Years	by Trustee	Fund Complex[3]
Independent Trustees:
Jon Lukomnik	Trustee since	Managing Partner, Sinclair Capital LLC;	9	None
50‡¶	March 2006	Consultant to various asset management
companies.

David J. Olderman	Trustee	Private investor	9	Director of Ladig, Inc.
70‡¶	since 1994			and Minnesota
Public Radio.

Wayne H. Shaner	Trustee since	Managing Partner, Rockledge Partners	9	Director, The Torray
59‡¶	March 2006	LLC, since September 2003; Public		Funds, since 1993
		Member Investment Committee, Maryland		(Chairman of the Board
		State Retirement System since 1991; Vice		since December 2005).
President, Investments, Lockheed Martin
Corporation (formerly Martin Marietta
Corporation), 1976-September 2003.

R. Alastair Short	Vice Chairman	Managing Director, The GlenRock	12	None
53‡¶	and Trustee	Group, LLC (private equity investment
	since June 2004	firm), May 1, 2004 to present; President,
Apex Capital Corporation (personal
investment vehicle), Jan. 1988 to
present; President, Matrix Global
Investments, Inc. and predecessor
company (private investment company),
Sept. 1995 to Jan. 1999.

Richard D.	Chairman and	President and CEO, SmartBrief, Inc.	12	None
Stamberger	Trustee
47‡¶	since 1994

Worldwide Real Estate Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years

Officers:
Charles T. Cameron	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio
46		Manager, Worldwide Bond Fund Series; Officer of three other
investment companies advised by the Adviser.

Keith J. Carlson	Chief Executive Officer	President, Van Eck Associates Corporation and President, Van Eck
50	and President since 2004	Securities Corporation since February 2004; Private Investor, June
2003 – January 2004; Independent Consultant, Waddell & Reed, Inc.,
April 2003 – May 2003; Senior Vice President, Waddell & Reed, Inc.,
December 2002 – March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior Vice President,
Mackenzie Investment Management Inc., April 1985 – December
2002. President/Chief Executive Officer/Director, Ivy Mackenzie
Distributors, Inc., June 1993 – December 2002; Chairman/Director/
President, Ivy Mackenzie Services Corporation, June 1993 – December
2002; Chairman/Director/Senior Vice President, Ivy Management Inc.,
January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President,
51		Mutual Fund Operations, Van Eck Securities Corporation; Officer of
three other investment companies advised by the Adviser.

Thomas K. Lynch	Chief Compliance Officer	Chief Compliance Officer, Van Eck Associates Corporation and
50	since 2006	Van Eck Absolute Return Advisers Corp., since January 2007; Vice
President, Van Eck Associates Corporation and Van Eck Absolute
Return Advisers Corp., and Treasurer of Van Eck Mutual Funds,
April 2005 – December 2006; Second Vice President, Investment
Reporting, TIAA-CREF, January 1996 – April 2005; Senior Manager,
Audits, Grant Thornton, December 1993 – January 1996; Senior
Manager, Audits, McGladrey & Pullen, December 1986 –
December 1993; Officer of three other investment companies
advised by the Adviser.

Joseph J. McBrien	Senior Vice President	Senior Vice President, General Counsel and Secretary, Van Eck
58	and Secretary since	Associates Corporation, Van Eck Securities Corporation and Van Eck
	2005	Absolute Return Advisers Corp., since December 2005; Managing
Director, Chatsworth Securities LLC, March 2001 – November 2005;
Private Investor/Consultant, September 2000 – February 2001;
Executive Vice President and General Counsel, Mainstay
Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe	Vice President and Treasurer	Vice President, Van Eck Associates Corporation since November
59	since December 2006	2006; Vice President and Director of Mutual Fund Accounting and
Administration, PFPC, March 2000 to November 2006; First Vice
President and Treasurer, Zweig Mutual Funds, March 1995 to
December 1999; Vice President and Director of Mutual Fund
Accounting and Administration, The Bank of New York, December
1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Worldwide Real Estate Fund

Board of Trustees/Officers (unaudited) (continued)

Position(s),
Term of Office[2] and
Officer’s Names,	Length of Time	Principal Occupations
Address[1] and Age	with the Trust	During Past Five Years
Jonathan R. Simon	Vice President and	Vice President, Associate General Counsel, Van Eck Associates
32	Assistant Secretary	Corporation, Van Eck Securities Corporation and Van Eck Absolute
	since 2006	Return Advisers Corp. since August 2006, Associate, Schulte Roth &
Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard &
Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith	Senior Vice President	Senior Vice President and Chief Financial Officer, Van Eck Associates
51	and Chief Financial	Corporation; Senior Vice President, Chief Financial Officer, Treasurer
	Officer since 1985	and Controller, Van Eck Securities Corporation and Van Eck Absolute
Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4]	Executive Vice President	Director of Van Eck Associates Corporation; Director and Executive
42	since 2004	Vice President, Van Eck Securities Corporation; Director and
Executive Vice President, Van Eck Absolute Return Advisers Corp.;
Director, Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4]	Executive Vice President	Director and Executive Vice President, Van Eck Associates
43	since 2005	Corporation; Director, Executive Vice President and Chief
Compliance Officer, Van Eck Securities Corporation; Director and
President, Van Eck Absolute Return Advisers Corporation; Director,
Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust;
Officer of three other investment companies advised by the Adviser.

_________________________
[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
[2]	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

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Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that David Olderman and
     Alastair Short, members of the Audit and Governance Committees, are "audit committee financial experts" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $161,600 for 2006 and $157,600 for 2005.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $4,147 for 2006 and $40,583 for
     2005.

c)   Tax Fees

     Ernst & Young billed tax fees of $19,250 for 2006 and $21,469 for 2005.

d)   All Other Fees

     None.

e)   The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date February 23, 2007
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Keith J. Carlson, CEO
                        ---------------------------

Date February 23, 2007
     -----------------

By (Signature and Title) /s/ Bruce J. Smith, CFO
                        ------------------------
Date February 23, 2007
     -----------------